                                 EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
CardioDynamics International Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ Peterson & Co.
PETERSON & CO.
San Diego, California
December 23, 1998

                                 EXHIBIT 23.2